(Other)

POWER OF ATTORNEY

The undersigned Trustee of the Global Equity Long/Short Master Fund, Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a "Fund" and collectively the "Funds"), each a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, and all amendments thereto relating to the offering of the Funds' shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Funds have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2010.

/s/ Mark W. Yusko
Mark W. Yusko

POWER OF ATTORNEY

The undersigned Trustee of the Global Equity Long/Short Master Fund, Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a "Fund" and collectively the "Funds"), each a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, and all amendments thereto relating to the offering of the Funds' shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Funds have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2010.

/s/ William Blackman
William Blackman

POWER OF ATTORNEY

The undersigned Trustee of the Global Equity Long/Short Master Fund, Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a "Fund" and collectively the "Funds"), each a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, and all amendments thereto relating to the offering of the Funds' shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Funds have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2010.

/s/ Michael P. Hennessy
Michael P. Hennessy

POWER OF ATTORNEY

The undersigned Trustee of the Global Equity Long/Short Master Fund, Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a "Fund" and collectively the "Funds"), each a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, and all amendments thereto relating to the offering of the Funds' shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Funds have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2010.

/s/ Michael McDonald
Michael McDonald

POWER OF ATTORNEY

The undersigned Trustee of the Global Equity Long/Short Master Fund, Morgan Creek Global Equity Long/Short Fund and Morgan Creek Global Equity Long/Short Institutional Fund (each a "Fund" and collectively the "Funds"), each a Delaware statutory trust, hereby constitutes and appoints Mark Vannoy, David James and Bibb Strench, and each of them, attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Fund's registration statement, and all amendments thereto relating to the offering of the Funds' shares under the provisions of the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, including all documents necessary to ensure the Funds have insurance and fidelity bond coverage, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and to address tax return-related issues, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of October, 2010.

/s/ Sean Moghavem
Sean Moghavem